Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Revenue:
Rental revenue	$ 397,000	$ 390,000
Total revenue	397,000	390,000
Expenses:
Operating	1,145,000	995,000
Depreciation	145,000	141,000
General and administrative	4,683,000	591,000
Total Expenses	5,973,000	1,727,000
Other Expenses:
Interest expense, net of capitalized interest	0	459,000
Unrealized loss on warrants	13,938,000	0
Loss on extinguishment of note payable to related party	0	250,000
Total Other Expenses	13,938,000	709,000
Net loss	(19,514,000)	(2,046,000)
Net loss attributable to non-controlling interests	(3,751,000)	0
Net loss attributable to Sky Harbour Group Corporation shareholders	$ (15,763,000)	$ (2,046,000)
Loss per share
Basic (in dollars per share)	$ (1.44)	$ 0
Diluted (in dollars per share)	$ (1.44)	$ 0
Weighted average shares
Basic (in shares)	10,954	0
Diluted (in shares)	10,954	0